Exhibit 99.1

Bryn Mawr Bank Corporation

JOINT PRESS RELEASE
FOR MORE INFORMATION CONTACT:	FOR MORE INFORMATION CONTACT:
Ted Peters, Chairman and CEO	H. Wayne Griest, President and CEO
610-581-4800	610-684-4206
Francis J. Leto, President and COO	Dolores M. Lare, COO
610-581-4730	610-684-4299
J. Duncan Smith, CFO
610-526-2466

FOR IMMEDIATE RELEASE

Bryn Mawr Bank Corporation to Acquire Continental Bank Holdings, Inc.

Acquisition Increases Assets by $675 Million, Adds 10 Branches in Attractive Growth Markets

BRYN MAWR, Pa., May 5, 2014, - Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today announced that the Corporation has entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) to acquire Continental Bank Holdings, Inc., (“Continental”) in a transaction with an aggregate value of approximately $109 million. Under the terms of the Merger Agreement, shareholders of Continental will receive 0.45 (the “exchange ratio”) shares of Bryn Mawr Bank Corporation common stock for each share of Continental stock. Holders of Continental’s warrants to acquire Series B Convertible Perpetual Preferred Stock (“Series B Warrants”) will receive cash in the amount of $2.94 for each outstanding Series B Warrant. In addition, under the terms of the Merger Agreement, holders of options and other warrants to acquire shares of Continental common stock will have their options and warrants exchanged for similar options or warrants to acquire Bryn Mawr Bank Corporation common stock as adjusted by the exchange ratio. The Merger Agreement also provides that Continental will pay a special dividend to its shareholders of $1.251 million, or $0.15 per common share, immediately prior to closing. Continental Bank Holdings, Inc. is headquartered in Plymouth Meeting, PA. The acquisition dramatically expands the Corporation’s distribution network in attractive Montgomery, Chester and western Philadelphia counties by adding 10 branches, approximately $398 million in loans and $469 million in deposits.

Ted Peters, Chairman and CEO, stated, “Continental is a high quality, well-managed organization, and we are delighted to have them join us. This acquisition is really exciting for us, bringing tremendous opportunity for growth in very desirable markets. It is an important step in our strategic plan and goal of reaching $3 billion in banking assets by the end of 2014.” Mr. Peters added, “The broader range of services we offer, particularly wealth management and private banking for example, will be a big plus for many of our new clients.”

W. Kirk Wycoff, Chairman of the Board of Continental, said, “We are pleased to join forces with Bryn Mawr Trust, a premiere Pennsylvania bank franchise. We believe that the addition of our bank platform, with the strong demographics in our market area, will benefit shareholders, customers, employees and the communities we serve. We are excited about the potential represented by our combined operations and look forward to combining with Bryn Mawr Trust.”

For more complete details of the transaction please review our filing with the Securities Exchange Commission (SEC) which will be available on our website www.bmtc.com. The transaction is subject to customary closing conditions including the receipt of regulatory approvals and shareholder approval from both Bryn Mawr Bank Corporation and Continental Bank Holdings Inc. shareholders and is expected to close late in the fourth quarter of 2014.

Keefe, Bruyette & Woods, Inc., A Stifel Company, served as financial advisor to Bryn Mawr Bank Corporation and Stradley Ronon Stevens & Young, LLP served as legal counsel to Bryn Mawr Bank Corporation. Sandler O’Neill & Partners, L.P., served as financial advisor to Continental Bank Holdings, Inc. and Silver, Freedman, Taff & Tiernan LLP served as legal counsel to Continental Bank Holdings, Inc.

About Bryn Mawr Bank Corporation

Bryn Mawr Bank Corporation, including its wholly-owned subsidiary, The Bryn Mawr Trust Company was founded in 1889, has $2.1 billion in corporate assets and $7.4 billion in wealth assets under management, administration, supervision and brokerage. Bryn Mawr Trust offers a full range of personal and business banking services, consumer and commercial loans, equipment leasing, mortgages, insurance, as well as wealth management services including investment management, trust and estate administration, retirement planning, custody services, and tax planning and preparation. Headquartered in Bryn Mawr, Pennsylvania, Bryn Mawr Trust has nineteen full-service branches serving residents and businesses in Montgomery, Delaware and Chester counties in Pennsylvania and New Castle county, Delaware. It also maintains seven limited-service offices in adult life care communities.

About Continental Bank Holdings, Inc.

Continental Bank Holdings, Inc., is the holding company for Continental Bank, a community bank headquartered in Plymouth Meeting, Pennsylvania with 10 retail branch locations that was organized in September 2005 and is focused on providing customized banking solutions to individuals and businesses in its local markets. At March 31, 2014, Continental Bank Holdings, Inc. had $675

million in total assets, $398 million in total loans, $469 million in total deposits and $61 million in stockholders’ equity. To learn more about Continental Bank, its locations, products, services and people, please visit www.thecontinentalbank.com or call 1-800-705-5500.

CONFERENCE CALL

The Corporation will hold a conference call at 11: 00 a.m. EDT on May 5, 2014. Interested parties may participate by calling 1-888-317-6016. A taped replay of the conference call will be available within one hour after the conclusion of the call and will remain available through May 20, 2014. The number to call for the taped replay is 1-877-344-7529 and the Replay Passcode is 10045938.

The conference call will be simultaneously broadcast live over the Internet through a webcast on the investor relations portion of the Bryn Mawr Bank Corporation’s website. To access the call, please visit the website at http://www.bmtc.com/investor_01.cfm. An online archive of the webcast will be available within one hour of the conclusion of the call. The Corporation has also recently expanded its Investor Relations website to include added resources and information for shareholders and interested investors. Interested parties are encouraged to utilize the expanded resources of the site for more information on Bryn Mawr Bank Corporation.

RULE 425 STATEMENT, FORWARD LOOKING STATEMENTS AND SAFE HARBOR

The Corporation intends to file with the SEC a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of the Corporation’s common stock to Continental Bank Holdings, Inc.’s shareholders as well as a proxy statement for each of the Corporation and Continental Bank Holdings, Inc. for the solicitation of proxies from each of their shareholders for use at their respective meetings at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the Corporation with the SEC will contain important information about the Corporation, Continental Bank Holdings, Inc. and the Merger. We urge investors and each of the Corporation’s and Continental Bank Holdings, Inc.’s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. Each company’s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention: Geoffrey L. Halberstadt, Secretary, telephone (610) 581-4873. Continental Bank Holdings, Inc., the Corporation and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning the Corporation’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning the Corporation’s directors and executive officers is also set forth in its proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,”

“could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, that we will not receive required regulatory or shareholder approvals for the proposed merger in a timely fashion or at all, that the integration of Continental’s business with the Corporation’s may take longer than anticipated or be more costly than anticipated, that the proposed merger may be more expensive to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on Management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.

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